                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 1999

                       Corporate Asset Backed Corporation
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             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                            33-73666                22-3281571
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(STATE OF OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
    OF INCORPORATION)                FILE NUMBER)            IDENTIFICATION NO.)

   c/o PaineWebber Incorporated
   1285 Avenue of the Americas, 11th Floor
   New York, NY                                       10019
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.      Changes in Control of Registrant.

             NOT APPLICABLE.

Item 2.      Acquisition or Disposition of Assets.

             NOT APPLICABLE.

Item 3.      Bankruptcy or Receivership.

             NOT APPLICABLE.

Item 4.      Changes in Registrant's Certifying Accountant.

             NOT APPLICABLE.

Item 5.      Other Events.

             NOT APPLICABLE.

Item 6.      Resignations of Registrant's Directors.

             NOT APPLICABLE.

Item 7.      Financial Statements, Pro-Forma Financial Information and Exhibits.

             (a)  NOT APPLICABLE.

             (b)  NOT APPLICABLE.

             (c)  EXHIBITS.

             1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                    Class C-10            October 1, 1999

Item 8.      Change in Fiscal Year.

             NOT APPLICABLE.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CORPORATE ASSET
                                          BACKED CORPORATION
                                                as depositor

                                          By:    /s/ THOMAS C. NARATIL
                                                 ------------------------
                                          Name:  Thomas C. Naratil
                                          Title: President

Date:  October 7, 1999

                                  EXHIBIT INDEX

Exhibit                                                           Page

      1. Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                  Class C-10        October 1, 1999